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                                                                   EXHIBIT 10.21

                    LEASE MODIFICATION AGREEMENT NUMBER ONE

     THIS LEASE MODIFICATION AGREEMENT NUMBER ONE is made this 16th day of November, 2000 by and between CHARTER CROWN PLAZA PARTNERS, L.P. herein called "Landlord", and MIGRATEC INC., herein called "Tenant".

     WHEREAS, by a lease dated April 12, 2000 (the "Lease"), Landlord did lease to Tenant Suite 100 on the first (1st) floors(s) in Owner's office building located at 11494 Luna Road, Dallas, Texas 75234. Said space consists of approximately 9,988 rentable square feet, is shown in Exhibit B attached to said Lease, and is herein called the "Premises"; and

     WHEREAS, the parties desire to expand the Premises and make certain changes to said Lease.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in said Lease the parties hereto agree as follows:

     1. Expansion of Premises: Effective December 1, 2000, the Premises shall be expanded by 2,325 rentable square feet (the "Expansion Premises") as shown on Exhibit A attached hereto. The total rentable square footage of the Premises shall be 12,313 rentable square feet.

     2. Lease Term: Effective December 1, 2000, the Lease Term shall be extended by seven (7) months such that the new termination date shall be February 28, 2004.

     3. Base Rental: Effective December 1, 2000, the Base Rental shall be as follows:

        December 2000 through August 2000:        $16,727.00 per month
        September 2001 through February 2004:     $18,470.00 per month

        In addition, the rental charged for the Tenant's sign on the Building shall be adjusted from $500.00 per month to $250.00 per month, effective December 1, 2000.

     4. Tenant Improvements: Tenant accepts Premises in "as is" condition.

     5. Miscellaneous:

        a. The provisions of this Lease Modification Agreement Number One shall remain in full force and effect for the duration of the term of said Lease.

        b. Except as otherwise set forth herein, all of the terms and conditions of said Lease shall remain in full force and effect, and shall remain fully applicable to the Premises, throughout the duration of the term of said Lease. Said Lease, as amended herein, constitutes the entire agreement between the parties hereto, and no further modification of said Lease shall be binding unless evidence by an agreement in writing signed by Landlord and Tenant.

        c. The captions and paragraph numbers appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, affect or describe the scope or intent of the provisions in this Agreement.

     6. Execution Requirement; Counterparts; Telecopy. The submission by Landlord to Tenant of an unsigned copy of this instrument for examination, negotiation or signature does not constitute an option for, or a representation by Landlord regarding, a prospective Modification. This Modification shall be effective if and when (and only if and when) it has been executed by Landlord and Tenant; however, counterpart execution and delivery of a signed copy by telecopy transmission shall be effective with regard to signing party(ies).

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LANDLORD:

CHARTER CROWN PLAZA PARTNERS, L.P.
a Texas limited partnership

       By:  Charter Crown Plaza Investments, L.P.,
            its general partner

By: /s/ RAY W. WASHBURNE
    ---------------------------
    Ray W. Washburne
    President

Date: 11/27/00
      -------------------------


TENANT:

MigraTEC, INC.,
a Florida corporation

By: /s/ T. ULRICH BRECHBUHL
    ---------------------------

Name: T. Ulrich Brechbuhl
      -------------------------

Title: PRESIDENT & CFO
       ------------------------

Date: 11/20/00
      -------------------------
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                                  EXHIBIT "A"






                                  [FLOORPLAN]






                                                                    CROWN PLAZA
                                         --------------------------------------
                                         11494 LUNA ROAD, FARMERS BRANCH, TEXAS
                                                     BUILDING "B" - FIRST FLOOR

                             Managed and Leased By
                               FOBARE COMMERCIAL
 5757 ALPHA ROAD-SUITE 101-DALLAS, TX 75240-(972) 458-7585-FAX (972) 458-0267
                                                              NOVEMBER 14, 2000